EXHIBIT 2

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT   ADDITIONAL INVESTMENT

        These signature pages are dated as of October 25, 2002 and constitute a legally binding supplement to the Securities Purchase Agreement dated as of October 10, 2002 between Superconductor Technologies Inc. and the Initial Investors named therein (the "Agreement"). Capitalized terms have the meanings assigned to them in the Agreement, and section references herein refer to sections of the Agreement. All representation and warranties are made as of the original date of the Agreement.

        The Agreement contemplates an aggregate investment in the Company between $15,000,000 and $20,000,000 on the Closing Date.
The Initial Investors committed on October 10, 2002 to invest approximately $15.0 million on the Closing Date. Section 9.1 permits the sale of an additional $5.0 million of securities at the same price and on the same terms under the Agreement to a limited number of Additional Investors by having them execute these signature pages to the Agreement. Such sales are subject to certain conditions described in Section 9.1 and a right of first refusal described in Section 9.2.

        The Initial Investors and Additional Investors listed below desire to purchase, and the Company desires to issue and sell, upon the terms and conditions set forth in the Agreement, the following additional securities: (1) an aggregate of 5,263,159 shares of Common Stock and (2) Warrants to purchase up to an aggregate of 1,315,791 shares of Common Stock. These securities are in addition to, and not lieu of, the securities subscribed for by the Initial Investors on October 10, 2002.

        The Company represents and warrants that the sale of the foregoing securities complies with the conditions of Section 9.1. The Initial Investors have elected to subscribe for most of the remaining securities available under the Agreement (as set forth below opposite their names) and hereby waive the procedures concerning their right of first refusal in Section 9.2 with respect to the sale of securities to the Additional Investors as set forth below.

        IN WITNESS WHEREOF, the undersigned Initial Investors,
Additional Investors and the Company have caused these signature pages to the Agreement to be duly executed as of October 25, 2002 in accordance with the provisions of Section 9 of the Agreement.


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                                                         "COMPANY"

                                                         SUPERCONDUCTOR TECHNOLOGIES INC.


                                                         By:
                                                         M. Peter Thomas
                                                         President and Chief Executive Officer


                                                                        "ADDITIONAL INVESTORS"

RESIDENCE: California
Investment Amount: _$ 525,000____
Common Shares:       552,632
Warrant Shares:      138,158

Address for Notice:                                                     __________________________________
_________________                                                                             John Bryan, an individual
_________________
_________________


RESIDENCE: California
Investment Amount: _$ 200,000____
Common Shares:       210,526
Warrant Shares:      52,632

Address for Notice:                                                     __________________________________
_________________                                                                             William Edwards, an individual
_________________
_________________


RESIDENCE:  California                                                  ALLOY VENTURES 2002, L.P.

Investment Amount: ______________
Common Shares: ________________
Warrant Shares:_________________                                        By:


Address for Notice:                                                                         Alloy Ventures 2002, LLC
John F. Shoch, Ph.D.                                                    Title:  General Partner
Alloy Ventures
480 Cowper Street, 2nd Floor                                            Managing Member of
Palo Alto, CA 94301                                                     Alloy Ventures 2002, LLC


RESIDENCE:  California                                                  ALLOY PARTNERS 2002, L.P.

Investment Amount: ______________
Common Shares: ________________
Warrant Shares:_________________                                        By:


Address for Notice:                                                                         Alloy Ventures 2002, LLC
John F. Shoch, Ph.D.                                                    Title:  General Partner
Alloy Ventures
480 Cowper Street, 2nd Floor                                            Managing Member of
Palo Alto, CA 94301                                                     Alloy Ventures 2002, LLC


RESIDENCE:  Delaware                                                    WILMINGTON SECURITIES, INC.

Investment Amount: ______________
Common Shares: ________________
Warrant Shares:_________________                                        By:


Address for Notice:                                                                         Andrew H. McQuarrie, President
Wilmington Securities, Inc.
824 Market Street, Suite 900
Wilmington, DE 19801
Attn:  Andrew H. McQuarrie


RESIDENCE:  Pennsylvania                                                HENRY L. HILLMAN, ELSIE HILLIARD HILLMAN AND C.
G. GREFENSTETTE,
                                                                        TRUSTEES OF THE HENRY L. HILLMAN TRUST U/A/T
DATED NOVEMBER 18, 1985
Investment Amount:   $ 810,000
Common Shares:     852,632                                              By: _________________________________
Warrant Shares:      213,158                                                                C. G. Grefenstette, Trustee

Address for Notice:
c/o Maurice J. White
The Hillman Company
1800 Grant Building
Pittsburgh, PA 15219

RESIDENCE:  Pennsylvania                                                C.G. GREFENSTETTE AND L.M. WAGNER,
                                                                        TRUSTEES U/A/T DATED DECEMBER 30, 1976 FOR THE
CHILDREN OF JULIET LEA
Investment Amount:   $ 0 ____                                           HILLMAN SIMONDS
Common Shares:   __________
Warrant Shares:    ___________
                                                                        By: _________________________________
Address for Notice:                                                                         C. G. Grefenstette, Trustee
c/o Maurice J. White
The Hillman Company                                                     By: _________________________________
1800 Grant Building                                                                         L. M. Wagner, Trustee
Pittsburgh, PA 15219

RESIDENCE:  Pennsylvania                                                C.G. GREFENSTETTE AND L.M. WAGNER,
                                                                        TRUSTEES U/A/T DATED DECEMBER 30, 1976 FOR THE
CHILDREN OF HENRY LEA
Investment Amount:   $ 0                                                HILLMAN, JR.
Common Shares:   __________
Warrant Shares:    ___________
                                                                        By:
Address for Notice:                                                                     C. G. Grefenstette, Trustee
c/o Maurice J. White
The Hillman Company                                                     By:
1800 Grant Building                                                                     L. M. Wagner, Trustee
Pittsburgh, PA 15219

RESIDENCE:  Pennsylvania                                 C.G. GREFENSTETTE AND L.M. WAGNER,
                                                         TRUSTEES U/A/T DATED DECEMBER 30, 1976 FOR THE CHILDREN OF WILLIAM
Investment Amount:   $ 0
Common Shares:   __________                              TALBOTT HILLMAN
Warrant Shares:    ___________

Address for Notice:                                      By:
c/o Maurice J. White                                                  C. G. Grefenstette, Trustee
The Hillman Company
1800 Grant Building                                      By:
Pittsburgh, PA 15219                                                  L. M. Wagner, Trustee

RESIDENCE:  New York                                     SPECIAL SITUATIONS FUND III, L.P.

Investment Amount: ______________
Common Shares: ________________
Warrant Shares:_________________                         By:
                                                         Name:  David Greenhouse
Address for Notice:                                      Title:     General Partner
153 E. 53rd Street, 51st Floor
New York, NY 10022

RESIDENCE:  New York                                     SPECIAL SITUATIONS FUND CAYMAN, L.P.

Investment Amount: ______________
Common Shares: ________________
Warrant Shares:_________________                         By:
                                                         Name:  David Greenhouse
Address for Notice:                                      Title:     General Partner
153 E. 53rd Street, 51st Floor
New York, NY 10022

RESIDENCE:  New York                                     SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

Investment Amount: ______________
Common Shares: ________________
Warrant Shares:_________________                         By:
                                                         Name:  David Greenhouse
Address for Notice:                                      Title:     General Partner
153 E. 53rd Street, 51st Floor
New York, NY 10022

RESIDENCE:  New York                                     SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.

Investment Amount: ______________
Common Shares: ________________
Warrant Shares:_________________                         By:
                                                         Name:  David Greenhouse
Address for Notice:                                      Title:     General Partner
153 E. 53rd Street, 51st Floor
New York, NY 10022

RESIDENCE:  California                                   MICRO CAP PARTNERS, L.P.

Investment Amount: ______________                        By:  Palo Alto Investors LLC
Common Shares: ________________                          Title:  General Partner
Warrant Shares:_________________
                                                         By:  Palo Alto Investors
Address for Notice:                                      Title:  Manager
Mr. Will Edwards
Palo Alto Investors
470 University Avenue                                    By:
Palo Alto, CA 94301                                      Name:  William L. Edwards
                                                         Title:     President


RESIDENCE:  British Columbia                             Her Majesty the Queen in Right of the Province British
                                                         Columbia
Investment Amount: ______________
Common Shares: ________________                          By:  Wellington Management Company,  LLP
Warrant Shares:_________________                         Title:  Investment Adviser

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento
75 State Street                                          By:
Boston, MA  02109                                        Name:  Julie A. Jenkins
                                                         Title:     Vice President and Counsel


RESIDENCE:  Michigan                                     The Dow Chemical Employees' Retirement Plan

Investment Amount: _______________                       By:  Wellington Management Company,  LLP
Common Shares: _________________                         Title:  Investment Adviser
Warrant Shares: __________________


Address for Notice:                                      By:
Wellington Management Company, LLP                       Name:  Julie A. Jenkins
Attn:  Gina Di Mento                                     Title:     Vice President and Counsel
75 State Street
Boston, MA  02109

RESIDENCE:  Michigan                                     The Retirement Program Plan for Employees of Union
                                                         Carbide Corporation
Investment Amount: ______________
Common Shares: ________________                          By:  Wellington Management Company,  LLP
Warrant Shares:_________________                         Title:  Investment Adviser

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                                     By:
75 State Street                                          Name:  Julie A. Jenkins
Boston, MA  02109                                        Title:     Vice President and Counsel


RESIDENCE:  Singapore                                    Government of Singapore Investment Corporation Pte Ltd

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109

RESIDENCE:  Maryland                                     Howard Hughes Medical Institute

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109

RESIDENCE:  New York                                     New York State Nurses Association Pension Plan

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109

RESIDENCE:  Ohio                                         Ohio Carpenters' Pension Fund

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109

RESIDENCE:  Ohio                                         Laborers' District Council and Contractors' of Ohio
                                                         Pension Fund
Investment Amount: ______________
Common Shares: ________________                          By:  Wellington Management Company,  LLP
Warrant Shares:_________________                         Title:  Investment Adviser

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                                     By:
75 State Street                                          Name:  Julie A. Jenkins
Boston, MA  02109                                        Title:     Vice President and Counsel


RESIDENCE:  Oregon                                       Oregon Investment Council

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109

RESIDENCE:  New Jersey                                   The Robert Wood Johnson Foundation

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109

RESIDENCE:  Massachusetts                                WTC-CIF Emerging Companies Portfolio

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA 02109

RESIDENCE:  Massachusetts                                WTC-CTF Emerging Companies Portfolio

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109

RESIDENCE:  Australia                                    Australian  Retirement Fund

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA 02109

RESIDENCE:  Alberta, Canada                              TELUS Corporation

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: _______________                           Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109

RESIDENCE:  Australia                                    JB Were Global Small Companies Fund

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109

RESIDENCE:  New Zealand                                  NZ Funds Global Small Companies Trust

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109

RESIDENCE:  Australia                                    Retail Employees' Superannuation Pty Ltd

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109

RESIDENCE:  Pennsylvania                                 SEI Institutional Investment Trust, Small Cap Growth
                                                         Fund
Investment Amount: ______________
Common Shares: __________________                        By:  Wellington Management Company,  LLP
Warrant Shares:_________________                         Title:  Investment Adviser

Address for Notice:
Wellington Management Company, LLP
Attn:  Gina Di Mento                                     By:
75 State Street                                          Name:  Julie A. Jenkins
Boston, MA  02109                                        Title:     Vice President and Counsel


RESIDENCE:  Pennsylvania                                 SEI Institutional Managed Trust, Small Cap Growth Fund

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109

RESIDENCE:  Alberta, Canada                              TELUS Foreign Equity Active Pool

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109

RESIDENCE:  Australia                                    Telstra Super Pty Ltd

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109

RESIDENCE:  Ireland                                      WMP (Dublin)   Global Smaller Companies Equity

Investment Amount: ______________                        By:  Wellington Management Company,  LLP
Common Shares: ________________                          Title:  Investment Adviser
Warrant Shares:_________________

Address for Notice:
Wellington Management Company, LLP                       By:
Attn:  Gina Di Mento                                     Name:  Julie A. Jenkins
75 State Street                                          Title:     Vice President and Counsel
Boston, MA  02109
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                   Approval of Additional Investors

                 Pursuant to Section 9.1 of the Agreement, the following Initial Investors hereby consent to the sale of securities to the Additional Investors listed on these signature pages at the price and on the terms set forth in the Agreement.

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
                                            ALLOY VENTURES 2002, LLC


                                            By: _____________________________
                                            John F. Shoch
                                            Managing Member


                                            WELLINGTON MANAGEMENT COMPANY, LLP


                                            By: _____________________________
                                            Julie A. Jenkins
                                            Vice President and Counsel

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